UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 12, 2013

Date of Report

(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3011 Townsgate Road, Suite 200, Westlake Village, California 91361-3027

     (Address of Principal Executive Offices)                                   (ZIP Code)

Registrant’s telephone number, including area code: (805) 367-3800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 12, 2013, in accordance with Section 7.07 of the Bylaws (the “Bylaws”) of The Ryland Group, Inc. (the “Company”), the Board of Directors approved an amendment to Section 2.03 of the Bylaws to provide for majority voting in uncontested director elections, thereby requiring a nominee to receive more “for” than “against” votes in an uncontested director election to be elected to the Company’s Board of Directors.  The Bylaws provide that plurality voting will continue to apply in contested director elections (generally defined as where the number of nominees exceeds the number of directors to be elected as of a date that is seven business days in advance of the date the Company files its definitive proxy statement with the Securities and Exchange Commission).  In addition, the Board of Directors amended Section 1.05 of the Bylaws to clarify the voting standard for all other matters (except as provided in the Company’s Charter or by statute).

Item 7.01     Regulation FD Disclosure.

In connection with the amendment of the Company’s Bylaws described in Item 5.03 of this Form 8-K described above, the Board of Directors also amended the Company’s Guidelines on Significant Corporate Governance Issues, to adopt a director resignation policy.  Under this policy, the Nominating and Governance Committee of the Board is responsible for administering procedures for any director who is not elected in an uncontested election to tender his or her resignation.  The Nominating and Governance Committee will recommend to the Board whether to accept or reject the resignation offer.  The Board will act on the Nominating and Governance Committee’s recommendation within ninety (90) days following certification of the election results and will announce its determination in a Form 8-K.  Any director who tenders his or her resignation pursuant to this policy will not participate in the proceedings of either the Nominating and Governance Committee or the Board with respect to his or her own resignation.  The Company’s Guidelines on Significant Corporate Governance Issues are posted on the Company’s website.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit 3.1                                     Amendment of Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: February 12, 2013	By:	/s/ Timothy J. Geckle
Timothy J. Geckle
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit 3.1            Amendment of Bylaws